[GRAPHIC]
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GROWTH FUND
CAPITAL INCOME FUND
MULTIPLE INDEX TRUST
YORKTOWN CLASSIC VALUE TRUST
TREASURIES TRUST



                                      PROSPECTUS DATED OCTOBER 1, 1999





Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved the shares offered in this Prospectus or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

ABOUT THE FUNDS:
--------------------------------------------------------------------------------

   1     Investment objectives and strategies
   5     Principal risks
   7     Performance
  12     Fees and expenses
  14     Management

ABOUT YOUR INVESTMENT:
--------------------------------------------------------------------------------

  15     How to invest
  17     How to sell your shares
  20     Services for investors
  22     Dividends and taxes
  23     Financial highlights

         No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the funds or their distributor. This Prospectus does not constitute an offering by the funds or their distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
API Trust offers five mutual fund series: Growth Fund, Capital Income Fund, Multiple Index Trust, Treasuries Trust and Yorktown Classic Value Trust (Value Trust).

GROWTH FUND

INVESTMENT OBJECTIVE: growth of capital

PRINCIPAL INVESTMENT STRATEGIES:

The fund seeks to achieve its investment objective by investing primarily in (1) shares of open-end and closed-end investment companies (underlying funds) that seek long-term capital growth or appreciation by investing primarily in common stock or convertible securities and (2) Standard & Poor's Depositary ReceiptsTM, World Equity Benchmark SharesTM and similar securities that represent interests in a portfolio of common stocks designed to track the price and divided yield performance of a broad-based securities index (index securities). The fund may also invest in underlying funds that invest primarily in long- or short-term bonds and other fixed-income securities whenever the adviser believes that these funds offer a potential for capital appreciation, such as during periods of declining interest rates. The fund normally invests in ten to 75 underlying funds and invests between 25% and 75% of its total assets in funds that are authorized to invest a substantial portion of their assets in foreign securities.

Yorktown Management and Research Company, Inc. (the adviser), the fund's investment adviser, selects underlying funds in which to invest based, in part, upon an analysis of their past performance and their investment objectives, policies and the investment style of their investment advisers. In selecting open-end funds in which to invest, the adviser also considers, among other factors, the funds' size, cost structure, shareholder services and the reputation and stability of their investment advisers. In selecting closed-end funds in which to invest, the adviser considers, among other factors, the factors considered for open-end companies and the fund's historical market discounts, portfolio characteristics, repurchase, tender offer, and dividend reinvestment programs, provisions for converting into an open-end fund, and quality of management. The fund may invest in the securities of closed-end funds that, at the time of investment by the fund, are either trading at a discount or at a premium to net asset value. The adviser may sell or redeem shares of an underlying fund if its performance does not meet the adviser's expectation, if the adviser believes there are more attractive opportunities elsewhere, or to raise cash to meet shareholder redemptions or to pay expenses.

                          --------------------------
CAPITAL INCOME FUND

INVESTMENT OBJECTIVE: high current income, as well as growth of capital and income

                                                                 API Trust     1

PRINCIPAL INVESTMENT STRATEGIES:

The fund seeks to achieve its investment objective by investing at least 65% of its total assets in (1) shares of underlying funds that seek to achieve an objective of high current income by investing in income-producing equity securities, including dividend-paying common stocks and convertible securities, long- or short-term bonds and other fixed-income securities (such as U.S. Government securities, commercial paper and preferred stock); and (2) index securities. The fund normally invests in ten to 50 underlying funds and invests between 25% and 75% of its total assets in global funds (which invest in foreign and U.S. securities) and international funds (which invest in foreign securities).

The adviser selects underlying funds in which to invest based, in part, upon an analysis of their past performance and their investment objectives, policies and the investment style of their investment advisers. In selecting open-end funds in which to invest, the adviser also considers, among other factors, the funds' size, cost structure, shareholder services and the reputation and stability of their investment advisers. In selecting closed-end funds in which to invest, the adviser considers, among other factors, the factors considered for open-end companies and the fund's historical market discounts, portfolio characteristics, repurchase, tender offer, and dividend reinvestment programs, provisions for converting into an open-end fund, and quality of management. The fund may invest in the securities of closed-end funds that, at the time of investment by the fund, are either trading at a discount or at a premium to net asset value. The adviser may sell or redeem shares of an underlying fund if its performance does not meet the adviser's expectation, if the adviser believes there are more attractive opportunities elsewhere, or to raise cash to meet shareholder redemptions or to pay expenses.
                          --------------------------
MULTIPLE INDEX TRUST

INVESTMENT OBJECTIVE: maximum total return from capital growth and income

PRINCIPAL INVESTMENT STRATEGIES:

The fund seeks to achieve its investment objective by investing at least 65% of its total assets in (1) shares of underlying open-end funds whose portfolios mirror those of one index or another of market securities, such as the Standard & Poor's 500 Composite Stock Price(R) Index (S&P 500 Index), the New York Stock Exchange Composite Index, the Nasdaq Composite Index or the Russell 4500 Index (index funds); and (2) index securities. Under normal conditions, the fund invests in ten to fifteen underlying funds.

The adviser selects underlying funds in which to invest based, in part, upon an analysis of their past performance and their investment objectives, policies and the investment style of their investment advisers. In selecting open-end funds in which to invest, the adviser also considers, among other factors, the funds' size, cost structure, shareholder services and the reputation and stability of their investment advisers. The adviser may sell an underlying fund if its performance does not meet the adviser's expectation, if the adviser believes there are more attractive opportunities elsewhere, or to raise cash to meet shareholder redemptions or to pay expenses.
                          --------------------------

VALUE TRUST

INVESTMENT OBJECTIVE: growth of capital, as well as income

PRINCIPAL INVESTMENT STRATEGIES:

The fund seeks to achieve its investment objective by investing primarily in equity securities which the adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. The fund invests primarily in the common stock of companies listed on a national securities exchange or whose securities are traded in the over-the-counter market. The fund may also invest in preferred stock, convertible preferred stock, convertible debentures, rights, warrants and certain other instruments. In addition, the fund may invest up to 35% of its total assets in index securities.

The fund may engage in leveraging by borrowing up to one-third of the value of its net assets for investment purposes.

The adviser believes that investing in temporarily depressed securities of sound, well-managed companies provides a greater potential for overall investment return than investing in securities selling at prices that reflect anticipated favorable developments. Securities may be undervalued because of many factors, including general market decline, earnings decline, poor economic conditions, tax losses or actual or anticipated unfavorable developments affecting the issuer. In selecting securities for investment the fund's adviser focuses on securities whose price compares favorably to historical or current price-earnings ratios, book value, return on equity, or the prospects for the companies in question. The adviser may decide to sell a security if the adviser no longer believes the security to be undervalued, if the adviser believes there are more attractive opportunities elsewhere, or to raise cash to meet shareholder redemptions or to pay expenses.
                          --------------------------
TREASURIES TRUST

INVESTMENT OBJECTIVE: current income with limited credit risk

PRINCIPAL INVESTMENT STRATEGIES:

The fund seeks to achieve its investment objective by investing at least 65% (and normally 100%) of its total assets in obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) that are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

Because the fund invests primarily in U.S. Treasury obligations, trading decisions focus on the maturity of the obligations. In a falling interest rate environment the fund normally buys longer maturity obligations. In a rising interest rate environment the fund normally buys shorter maturity obligations. The adviser may sell a security in response to interest rate changes or to raise cash to meet shareholder redemptions or to pay expenses.
                          --------------------------

                                                                 API Trust     3

ADDITIONAL INFORMATION
TEMPORARY INVESTMENTS:

Pending investment, for liquidity or when the adviser believes market conditions warrant a defensive position, each fund may temporarily hold cash or invest all or any portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when a fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER:

Value Trust and Treasuries Trust may engage in active and frequent trading of portfolio securities. If a fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is a risk that you could lose all or a portion of your investment in a fund. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. There is no assurance that a fund will meet its investment objective.

GROWTH FUND, CAPITAL INCOME FUND AND MULTIPLE INDEX TRUST:

Any investment in an open-end or closed-end investment company involves risk, and, although each fund invests in a number of underlying funds, this practice does not eliminate investment risk. The value of shares of an open-end fund will go up and down in response to changes in the value of its portfolio holdings. The value of equity securities held by an underlying fund rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities held by an underlying fund are vulnerable to credit risk and interest rate fluctuations. When interest rates rise, the price of debt securities falls; the longer the duration of the debt securities, the more sensitive it is to this risk.

Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the fund will ever decrease.

In addition, investment decisions by the investment advisers of the underlying funds are made independently of the funds and the funds' adviser. Therefore, the investment adviser of one underlying fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the fund without accomplishing any investment purpose.

Some of the underlying funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs) or invest in companies whose securities are more volatile. In addition, they may engage investment practices that entail greater risks. In particular, the underlying funds may invest in securities of foreign issuers; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts.

Investing in the funds also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the underlying funds. You should recognize that you may invest directly in the underlying funds and that, by investing in the underlying funds indirectly through the fund, you will bear not only your proportionate share of the expenses of the fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying funds.

Index securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of an issuer directly result in its elimination from the index. In

                                                                 API Trust     5
addition, investments in index securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of index securities may trade at a market discount.

VALUE TRUST:

The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The fund invests primarily in securities of undervalued companies. Even though the fund invests in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for the fund will appreciate in value. In addition, may of the stocks in this portfolio are more volatile than the general market.

The fund is a non-diversified fund, which enables the fund to invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk than if the fund invested more broadly.

Leveraging by the fund may exaggerate the effect on the net asset value of any increase or decrease in the market value of the fund's portfolio securities. Money borrowed will be subject to interest and other costs which may not be recovered by appreciation of the securities purchased.

Index securities are not managed in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of an issuer directly result in its elimination from the index. In addition, investments in index securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of index securities may trade at a market discount.

TREASURIES TRUST:

The market value of U.S. Treasury obligations fluctuates due to interest rate fluctuations. If interest rates fall, the market value of such obligations tends to rise; if interest rates rise, the market value of such obligations tends to fall. Moreover, the longer the remaining maturity of a U.S. Treasury obligation, the greater the effect of interest rate changes on the market value of the obligation.

ALL FUNDS:

Like other investment companies, financial and business organizations and individuals around the world, the funds could be adversely affected if the computer systems used by the funds' adviser and the funds' other service providers do not properly process and calculate date-related information and data after January 1, 2000. This is commonly known as the "Year 2000 Problem." The adviser is taking steps that it believes are reasonable designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain assurances that comparable steps are being taken by the funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds. The Year 2000 Problem may also affect issuers in whose securities the funds invest.

PERFORMANCE
--------------------------------------------------------------------------------
RISK/RETURN BAR CHARTS AND TABLES

The following bar charts and tables provide information about each fund's performance and thus give some indication of the risks of an investment in each fund. The bar chart shows how each fund's performance has varied from year to year. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower. The table that follows each chart shows the average annual returns over several time periods. These tables do reflect fund sales charges. Each table compares a fund's returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

A fund's past performance does not necessarily indicate how it will perform in the future.

GROWTH FUND
TOTAL RETURN
[BAR CHART APPEARS HERE]














    1989      1990      1991      1992      1993      1994      1995      1996     1997      1998
    ----      ----      ----      ----      ----      ----      ----      ----     ----      ----
   15.69%   -12.66%    45.95%     1.95%    18.28%    -3.42%    22.91%    11.33%   15.64%    13.39%

During the period covered by the bar chart, the highest return for a quarter was 27.29% (quarter ended March 31, 1991) and the lowest return for a quarter was -23.74% (quarter ended September 30, 1990). The year to date total return as of August 31, 1999 was 7.10%.

                                                                 API Trust     7

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 1998)

                    GROWTH FUND       MSCI WORLD INDEX*
---------------- ------------------ -----------------------
  ONE YEAR           11.89%             24.79%
  FIVE YEARS         11.62%             16.19%
  TEN YEARS          11.91%             11.21%

*The MSCI World Index measures the performance of securities listed on the major stock exchanges of all developed market countries (currently 22 countries).

CAPITAL INCOME FUND
TOTAL RETURN
[BAR CHART APPEARS HERE]








    1989      1990      1991      1992      1993      1994      1995      1996     1997      1998
    ----      ----      ----      ----      ----      ----      ----      ----     ----      ----
    0.62%    -4.96%    24.10%     4.42%     9.90%    -0.37%    27.22%    17.70%   25.24%    10.73%

During the period covered by the bar chart, the highest return for a quarter was 17.36% (quarter ended December 31, 1998) and the lowest return for a quarter was -14.05% (quarter ended September 30, 1998). The year to date total return as of August 31, 1999 was 6.56%.

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 1998)

                   CAPITAL INCOME FUND       MSCI WORLD INDEX*
---------------- ------------------------- -----------------------
  ONE YEAR            9.23%                    24.79%
  FIVE YEARS         15.65%                    16.19%
  TEN YEARS          10.91%                    11.21%

*The MSCI World Index measures the performance of securities listed on the major stock exchanges of all developed market countries (currently 22 countries).

MULTIPLE INDEX TRUST
TOTAL RETURN
[BAR CHART APPEARS HERE]







       1997      1998
       ----      ----
       2.04%    21.23%

During the period covered by the bar chart, the highest return for a quarter was 21.10% (quarter ended December 31, 1998) and the lowest return for a quarter was -11.20% (quarter ended September 30, 1998). The year to date total return as of August 31, 1999 was 11.89%.

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 1998)

                      MULTIPLE INDEX TRUST       MSCI WORLD INDEX**
------------------- -------------------------- ------------------------
  ONE YEAR              19.73%                     24.79%
  LIFE OF FUND  *       13.73%                     16.32%

*The fund commenced operations on July 2, 1997.

**The MSCI World Index measures the performance of securities listed on the major stock exchanges of all developed market countries (currently 22 countries).

                                                                 API Trust     9

VALUE TRUST
TOTAL RETURN
[BAR CHART APPEARS HERE]








   1992      1993      1994      1995      1996     1997      1998
   ----      ----      ----      ----      ----     ----      ----
   2.40%     3.61%    -3.96%    28.41%     6.53%   25.40%    11.02%

During the period covered by the bar chart, the highest return for a quarter was 37.55% (quarter ended December 31, 1998) and the lowest return for a quarter was -23.47% (quarter ended September 30, 1998). The year to date total return as of August 31, 1999 was 13.98%.

                         AVERAGE ANNUAL TOTAL RETURNS
                    (for the period ended December 31, 1998)

                        VALUE TRUST        S&P 500 INDEX**
------------------- ------------------- ----------------------
  ONE YEAR               9.52%              28.57%
  FIVE YEARS            12.84%              24.06%
  LIFE OF FUND  *       11.40%              21.87%

*The fund commenced operations on November 2, 1992.

**The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of the McGraw-Hill Companies, Inc., to capture the price performance of a large cross-section of the U.S. publicly traded stock market.

TREASURIES TRUST
TOTAL RETURN
[BAR CHART APPEARS HERE]





    1997      1998
    ----      ----
    4.80%    13.33%

During the period covered by the bar chart, the highest return for a quarter was 8.82% (quarter ended September 30, 1998) and the lowest return for a quarter was -0.88% (quarter ended December 31, 1998). The year to date total return as of August 31, 1999 was -5.00%.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the period ended December 31, 1998)

                        TREASURIES       LEHMAN BROTHERS INTERMEDIATE
                         TRUST             GOVERNMENT BOND INDEX**
------------------- -----------------  ----------------------------------
  ONE YEAR              11.83%               8.49%
  LIFE OF FUND  *       11.08%               8.95%

*The fund commenced operations on July 2, 1997.

**The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of intermediate-term government bonds that is calculated by Lehman Brothers Inc.

                                                                 API Trust    11

FEES AND EXPENSES
--------------------------------------------------------------------------------
The tables below describe the fees and expenses that you may pay if you buy and hold shares of a fund.

                                                       SHAREHOLDER FEES
                                          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------------------------------
                                                        GROWTH     CAPITAL      MULTIPLE        VALUE    TREASURIES
                                                        FUND     INCOME FUND   INDEX TRUST     TRUST       TRUST
----------------------------------------------------- -------    ------------- ------------- --------   ----------
     SALES LOAD IMPOSED ON PURCHASES (AS A
     PERCENTAGE OF OFFERING PRICE)                       NONE         NONE          NONE        NONE         NONE
----------------------------------------------------- -------    ----------    ----------    -------    ----------
     MAXIMUM CONTINGENT DEFERRED SALES CHARGE FEES
     (AS A PERCENTAGE OF NET ASSET VALUE AT TIME
     OF PURCHASE OR SALE, WHICHEVER IS LESS) (1)        1 1/2%       1 1/2%        1 1/2%      1 1/2%       1 1/2%
----------------------------------------------------- -------    ----------    ----------    -------    ----------
     SALES LOAD IMPOSED ON REINVESTED DIVIDENDS          NONE         NONE          NONE        NONE         NONE
----------------------------------------------------- -------    ----------    ----------    -------    ----------
     EXCHANGE FEES                                       NONE         NONE          NONE        NONE         NONE

(1) Applies to redemptions made in the first five years after purchase. No charge is imposed on redemptions of shares held five years or longer.

                                                ANNUAL FUND OPERATING EXPENSES
                                        (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
                                                    GROWTH       CAPITAL        MULTIPLE         VALUE       TREASURIES
                                                  FUND         INCOME FUND     INDEX TRUST     TRUST        TRUST
------------------------------------------------- -------      --------------- --------------- -------      ------
     MANAGEMENT FEES (2)                           1.00%       0.60%           0.70%            0.90%       0.40%
------------------------------------------------- -------      ------          ------          -------      ------
     DISTRIBUTION AND/OR SERVICE (12B-1) FEES      1.00%       0.50%           0.00%            0.90%       0.00%
------------------------------------------------- -------      ------          ------          -------      ------
     OTHER EXPENSES:
     INTEREST EXPENSE                              0.00%       0.00%           0.00%            2.33%       0.00%
     OTHER                                         0.58%       0.84%           1.46%            0.85%       1.39%
------------------------------------------------- -------      ------          ------          -------      ------
     TOTAL OTHER EXPENSES (3)                      0.58%       0.84%           1.46%            3.18%       1.39%
------------------------------------------------- -------      ------          ------          -------      ------
     TOTAL ANNUAL FUND OPERATING EXPENSES (2)      2.58%       1.94%           2.16%            4.98%       1.79%
------------------------------------------------- -------      ------          ------          -------      ------
     FEE WAIVERS AND EXPENSE REIMBURSEMENTS       (0.26)%     (0.60)%         (0.91)%          (0.15)%     (0.93)%
------------------------------------------------- -------      ------          ------          -------      ------
     NET EXPENSES                                  2.32%       1.34%           1.25%            4.83%       0.86%

(1) "Annual Fund Operating Expenses" are based on operating expenses incurred by the fund for the fiscal year ended May 31, 1999 adjusted to reflect current waivers and reimbursements agreed to by the adviser. Long-term shareholders may pay more in 12b-1 fees over time as a percentage of their initial investment than the amount of the maximum permitted front-end sales charge. In addition to fund expenses, shareholders of Growth Fund, Capital Income Fund and Multiple Index Trust bear, including their proportionate share of underlying fund expenses.
(2) The adviser has contractually agreed to waive its management fee and reimburse fund expenses under certain circumstances.
(3) "Other Expenses" include custody and transfer agency fees, legal and audit expenses, trustee compensation and registration fees.

EXAMPLE:

This example is intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------ ---------- ----------- ----------- -----------
      GROWTH FUND              $   388    $    882    $  1,253    $  2,679
      CAPITAL INCOME FUND      $   287    $    577    $    738    $  1,621
      MULTIPLE INDEX TRUST     $   278    $    549    $    690    $  1,518
      VALUE TRUST              $   645    $  1,636    $  2,478    $  4,962
      TREASURIES TRUST         $   238    $    425    $    479    $  1,064

You would pay the following expenses if you did not redeem your shares:

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------ ---------- ----------- ----------- -----------
      GROWTH FUND              $   238    $    732    $  1,253    $  2,679
      CAPITAL INCOME FUND      $   137    $    427    $    738    $  1,621
      MULTIPLE INDEX TRUST     $   128    $    399    $    690    $  1,518
      VALUE TRUST              $   495    $  1,486    $  2,478    $  4,962
      TREASURIES TRUST         $    88    $    275    $    479    $  1,064

                                                                 API Trust    13

MANAGEMENT
--------------------------------------------------------------------------------
Yorktown Management & Research Company, Inc. (the adviser) serves as each fund's investment adviser and is responsible for each fund's day-to-day management. Services provided by the adviser include the provision of a continuous investment program for each fund and supervision of all matters relating to the operation of each fund. Among other things, the adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The adviser has served as the investment adviser to each fund since its inception. The adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was organized in 1984 and is controlled by David D. Basten. In addition, Mr. Basten currently serves as each fund's portfolio manager and has served in that capacity since commencement of each fund's operations.

For its services, the adviser receives a monthly fee from each fund, calculated daily. For the fiscal year ended May 31, 1999, the funds paid the following fees to the adviser (after waivers) as a percentage of average daily net assets:

  GROWTH FUND                 0.74%
  CAPITAL INCOME FUND         0.00%
  MULTIPLE INDEX TRUST        0.00%
  VALUE TRUST                 0.75%
  TREASURIES TRUST            0.00%

14

HOW TO INVEST
--------------------------------------------------------------------------------
You may obtain application forms for the purchase of shares of the funds by contacting the shareholder services department ("Shareholder Services") of State Street Bank and Trust Company, the Fund's transfer agent, at the address or telephone number shown below.

    API Trust
    P.O. Box 8595
    Boston, Massachusetts 02266-8595
    (888) 933-8274

The minimum initial investment in each fund is $500, and the minimum for additional investments is $100. An exception to these minimums is granted for investments made pursuant to special plans or if approved by the funds' distributor. All orders are executed at the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services. Shares of each fund are sold subject to a contingent deferred sales charge payable upon certain redemptions. The Trust and Distributors reserve the right to reject any purchase order.

DETERMINING NET ASSET VALUE:

The net asset value of each fund's shares is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (NYSE) each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of a Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of a Fund's shares outstanding.

Shares of open-end funds are valued at their respective net asset values under the 1940 Act. An open-end fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost or penny-rounding methods to value their securities. Securities that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day's closing price. Securities listed on Nasdaq are valued at the last trade price on Nasdaq at 4:00 p.m., Eastern time, or lacking any sales on such day, at the previous day's closing price. U.S. Treasury securities are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

Other fund assets are valued at current market value or, where unavailable or unreliable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

                                                                 API Trust    15

DISTRIBUTION AND SERVICE (12B-1) FEES:

The Growth Fund, the Capital Income Fund and the Value Trust are each subject to a Rule 12b-1 plan of distribution. Under each Plan, Yorktown Distributors, Inc. receives a fee for the distribution of shares of those funds and for providing shareholder services. Because each fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO SELL YOUR SHARES
--------------------------------------------------------------------------------
YOU MAY SELL YOUR FUND SHARES IN THREE DIFFERENT WAYS:

   - by mailing written redemption requests for a check or wire representing the redemption proceeds to Shareholder Services;

   - by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

   - by making a telephone request for redemption proceeds to be wired to a predesignated bank.

REDEMPTIONS BY MAIL:

A written request for redemption must include the name of the fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. Upon receipt by Shareholder Services of a redemption request in "good order," as described in "Exchange Privileges" below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $50,000 or more or redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months) must be guaranteed in the manner described in "Exchange Privileges" above with respect to share certificates.

TELEPHONE REDEMPTIONS:

To redeem shares by telephone, call Shareholder Services directly at 1-888-933-8274. Telephone redemptions are not available for retirement plans other than individual retirement accounts. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $50,000, or by having a wire sent to a previously designated bank account.

Telephone redemptions by check are available to all shareholders of the funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the funds cannot accept the request and a new request will be necessary.

                                                                 API Trust    17

WIRE REDEMPTIONS:

Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out the appropriate form that is available from Shareholder Services.

CONTINGENT DEFERRED SALES CHARGE:

A contingent deferred sales charge generally is imposed on redemptions of all shares of each fund that were purchased within five years of the redemption date. The contingent deferred sales charge is 1 1/2% of the lesser of (1) the net asset value of the shares redeemed or (2) the cost of such shares. No contingent deferred sales charge is imposed on amounts derived from:

   - increases in the value of shares redeemed above the original purchase price of such shares due to increases in the net asset value per share of the fund,

   - reinvestment of dividends or capital gain distributions, or

   - shares redeemed five years or more after their purchase.

In determining whether a contingent deferred sales charge is payable, it is assumed that shares held the longest are the first to be redeemed. There may be situations when you may be able to redeem shares without a contingent deferred sales charge. Consult the Trust's Statement of Additional Information for details.

For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on the redemption. The amount of any contingent deferred sales charge will be paid to Distributors.

ADDITIONAL INFORMATION:

Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in good order. The funds, however, may delay sending redemption proceeds for up to seven days. If fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. A fund generally will postpone sending redemption proceeds from such investment until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check or certified check. If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of fund shares, contact Shareholder Services.

A fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed for other than weekends or holidays, when trading on the NYSE is restricted, during an emergency (as determined by the SEC) that makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

Because of the high cost of maintaining small accounts, the funds reserves the right to redeem shareholder accounts of less than $500 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $500 or more within 30 days of notice.

                                                                 API Trust    19

SERVICES FOR INVESTORS
--------------------------------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN:

You may purchase fund shares through a Systematic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100 (subject to the minimum initial investment of $500). You may elect to participate in the Systematic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

SYSTEMATIC WITHDRAWAL PLAN:

If you have made an initial investment of at least $10,000 in any of the funds or otherwise have accumulated shares valued at no less than $10,000 you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment -- $100; maximum payment -- 1% per month or 3% per quarter of the total net asset value of the fund shares in the shareholder account at inception of the Systematic Withdrawal
Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services. A contingent deferred sales charge is not imposed on amounts redeemed pursuant to the Systematic Withdrawal Plan provided that the amount redeemed for a particular fund does not exceed on an annual basis 10% of your account value at the time the election to participate in the Systematic Withdrawal Plan is made.

EXCHANGE PRIVILEGES:

You may exchange shares of a fund for shares of any of the other funds. You may place exchange orders in writing with Shareholder Services, or, by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services.

All permitted exchanges will be effected based on the net asset value per share of each fund that is next computed after receipt by Shareholder Services of the exchange request in "good order." An exchange request is considered in "good order" only if:

    1. The dollar amount or number of shares to be purchased is indicated.

    2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

    3. Where share certificates have been issued, the written request is accompanied by the certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) signed by each registered owner and co-owner exactly as the shares are registered.

    4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc.'s Medallion Signature Program (MSP). Signature guarantees from a notary public are not acceptable.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. Before making any exchange, you should contact Shareholder Services or their broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one fund's shares and a subsequent purchase of the other fund's shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

No contingent deferred sales charge will be imposed on exchanges into another fund (the exchange fund). A contingent deferred sales charge may, however, be imposed upon the redemption of shares of the exchange fund. The amount of such contingent deferred sales charge will be determined based on the aggregate time the shareholder held shares of the original fund and the exchange fund.

                                                                 API Trust    21

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
DIVIDENDS AND OTHER DISTRIBUTIONS:

Each fund declares and pays dividends from its net investment income (including dividends from underlying funds) and distributes any net capital gains realized from the sale of its portfolio securities (including shares of underlying funds) at least annually, except that Treasuries Trust declares and pays dividends at least quarterly. Unless the Trust receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional fund shares at their net asset value on the reinvestment date.

TAXATION OF SHAREHOLDERS:

Dividends and other distributions by a fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional fund shares. Dividends from a fund's net investment income and distributions of its net short-term capital gains generally are taxable as ordinary income, whereas distributions of a fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares. Net capital gain is taxed at a lower rate than ordinary income. The portion of the dividends paid by the Treasuries Trust attributable to interest earned on its investments that are direct U.S. Government obligations generally are not subject to state and local income taxes. Each fund advises its shareholders of the tax status of distributions following the end of each calendar year.

If a fund realizes gain on the redemption of any underlying fund's shares it held for more than one year or receives a capital gain distribution from any underlying fund, the amount of that gain or distribution is included in any capital gain distribution by the fund to its shareholders. Any other gain on redemption of an underlying fund's shares and any other distribution received therefrom is taxable as ordinary income to the fund's shareholders when distributed to them.

A redemption of fund shares will result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of a fund's shares for shares of another fund will have similar tax consequences. Capital gain on the redemption or exchange of fund shares held for more than one year will be long-term capital gain.

The foregoing only summarizes some of the important federal income tax considerations generally affecting the funds' shareholders; see the Statement of Additional Information for a further discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisers.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The Financial Highlights tables are intended to help you understand the funds' financial performance for the past five years (or, if shorter, since commencement of operations). Certain information reflects financial results for a single fund share. The total return in each table represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and other distributions). This information has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the funds' financial statements, are included in the funds' annual report, which is available upon request.

                                                                  INVESTMENT OPERATIONS
                                               ----------------------------------------------------
                                 NET ASSET                     NET REALIZED
                                 VALUE,            NET         & UNREALIZED       TOTAL FROM
  FOR THE YEAR                   BEGINNING      INVESTMENT     GAIN (LOSS) ON     INVESTMENT
  ENDED MAY 31,                   OF YEAR      INCOME (LOSS)     INVESTMENTS      OPERATIONS
-----------------              --------------- --------------- --------------    ------------
  GROWTH FUND
  1999                         $   14.13      $    (.21)      $    1.32          $    1.11
  1998                             13.42           (.08)           2.36               2.28
  1997                             14.00           (.17)           1.25               1.08
  1996                             12.48           (.14)           2.67               2.53
  1995                             12.32           (.10)           1.37               1.27
------                         ----------      -----------     -----------        ----------
  CAPITAL INCOME FUND
  1999                         $   22.96      $     .02       $    1.38          $    1.40
  1998                             19.92            .16            4.64               4.80
  1997                             17.57            .32            3.49               3.81
  1996                             17.21            .34            2.57               2.91
  1995                             16.34            .35            1.64               1.99
------                         ----------      -----------     -----------        ----------
  MULTIPLE INDEX TRUST
  1999                         $   11.04      $    (.01)      $    1.91          $    1.90
  1998D                            10.00            .03            1.16               1.19
------                         ----------      -----------     -----------        ----------
  VALUE TRUST
  1999                         $   14.90      $    (.41)      $    2.79          $    2.38
  1998                             14.23           (.47)           2.19               1.72
  1997                             12.00           (.25)           2.69               2.44
  1996                             12.98           (.28)            .93                .65
  1995                             10.12           (.28)           3.33               3.05
------                         ----------      -----------     -----------        ----------
  TREASURIES TRUST
  1999                         $   10.63      $     .58       $    (.02)         $     .56
  1998D                            10.00            .43             .49                .92

                                                                 API Trust    23

                                              DISTRIBUTIONS
                              -------------------------------------------
                                              FROM NET
                                 FROM NET     REALIZED                      NET ASSET
  FOR THE YEAR                  INVESTMENT    GAIN ON           TOTAL      VALUE, END
  ENDED MAY 31,                   INCOME     INVESTMENTS   DISTRIBUTIONS    OF YEAR
-----------------              -----------  ------------   -------------- -----------
  GROWTH FUND
  1999                         $     --     $   (1.05)   $        (1.05)  $   14.19
  1998                               --         (1.57)            (1.57)      14.13
  1997                               --         (1.66)            (1.66)      13.42
  1996                               --         (1.01)            (1.01)      14.00
  1995                               --         (1.11)            (1.11)      12.48
------                         -----------  ------------  --------------- -----------
  CAPITAL INCOME FUND
  1999                         $     --     $   (1.33)   $        (1.33)  $   23.03
  1998                             (.30)        (1.46)            (1.76)      22.96
  1997                             (.48)         (.98)            (1.46)      19.92
  1996                             (.28)        (2.27)            (2.55)      17.57
  1995                             (.36)         (.76)            (1.12)      17.21
------                         -----------  ------------  --------------- -----------
  MULTIPLE INDEX TRUST
  1999                         $     --     $    (.24)   $         (.24)  $   12.70
  1998D                            (.03)         (.12)             (.15)      11.04
------                         -----------  ------------  --------------- -----------
  VALUE TRUST
  1999                         $     --     $   (1.19)   $        (1.19)  $   16.09
  1998                               --         (1.05)            (1.05)      14.90
  1997                               --          (.21)             (.21)      14.23
  1996                               --         (1.63)            (1.63)      12.00
  1995                             (.07)         (.12)             (.19)      12.98
------                         -----------  ------------  --------------- -----------
  TREASURIES TRUST
  1999                         $   (.64)   $     (.02)   $        (.66)  $    10.53
  1998D                            (.29)           --             (.29)       10.63

24

                                                                  RATIOS/SUPPLEMENTAL DATA
                            ---------------------------------------------------------------------------------
                                                              NET INVESTMENT
                                               EXPENSES TO   INCOME (LOSS) TO     PORTFOLIO
                                               AVERAGE NET     AVERAGE NET        TURNOVER       NET ASSETS,
  FOR THE YEAR            TOTAL RETURN(A)        ASSETS          ASSETS             RATE         END OF YEAR
  ENDED MAY 31,                (%)                 (%)             (%)               (%)         (THOUSANDS)
-----------------           --------           ----------       ---------         --------       -----------
  GROWTH FUND
  1999                         8.46               2.32(B)         (1.49)              86        $   71,764
  1998                        18.39               2.18(B)          (.62)              57            77,173
  1997                         8.32               2.18(B)         (1.31)              84            68,717
  1996                        21.03               2.24(B)         (1.08)              63            68,306
  1995                        11.28               2.06(B)         (1.50)              91            55,191
------                      ---------          ------------     ----------        --------        ----------
  CAPITAL INCOME FUND
  1999                         6.57               1.34(C)           .09               79        $   13,823
  1998                        25.30               1.47(C)           .80               33            11,592
  1997                        22.43               1.77(C)          1.84               67             8,098
  1996                        17.65               2.22(C)          1.43               40             4,417
  1995                        13.08               2.05(C)           .75               65             3,031
------                      ---------          ------------     ----------        --------        ----------
  MULTIPLE INDEX TRUST
  1999                        17.49               1.23(E)          (.09)              35        $    5,612
  1998D                       11.99                .71(E)           .36               49             3,080
------                      ---------          ------------     ----------        --------        ----------
  VALUE TRUST
  1999                        17.80               4.77(GH)        (2.82)             187        $   15,587
  1998                        13.02               5.52(GH)        (3.08)             145            13,664
  1997                        20.59               5.20(GH)        (2.50)             115            13,060
  1996                         6.36               6.22(GH)        (2.67)             145             9,072
  1995                        30.70               5.79(GH)        (2.60)             220             6,490
------                      ---------          ------------     ----------        --------        ----------
  TREASURIES TRUST
  1999                         5.11                .87(F)          5.49              231        $    7,504
  1998D                        9.33                .84(F)          5.85                3             3,844

(A) Does not reflect contingent deferred sales charge.

(B) Without fees waived by the adviser, the ratio of expenses to average net assets for the years ended May 31, 1999, 1998, 1997, 1996 and 1995 would have been 2.58%, 2.54%, 2.55%, 2.57%, and 2.60%, respectively.

(C) Without fees waived by the adviser, the ratio of expenses to average net assets for the years ended May 31, 1999, 1998, 1997, 1996 and 1995 would have been 1.94%, 2.07%, 2.38%, 2.82%, and 2.65%, respectively.

                                                                 API Trust    25

(D) For the period July 2, 1997 (commencement of operations) to May 31, 1998.

(E) Without fees waived by the adviser, the ratio of expenses to average net assets for the years ended May 31, 1999 and 1998 would have been 2.16% and 2.75%, respectively.

(F) Without fees waived by the adviser, the ratio of expenses to average net assets for the years ended May 31, 1999 and 1998 would have been 1.79% and 2.99%, respectively.

(G) Without fees waived by the adviser, the ratio of total expenses to average net assets for the years ended May 31, 1999, 1998, 1997, 1996 and 1995, would have been 4.92%, 5.67%, 5.35%, 6.41%, and 6.34%, respectively.

(H) Excluding interest expense, the annualized ratio of operating expenses to average net assets for the years ended May 31, 1999, 1998, 1997, 1996 and 1995 was 2.44% (2.60% without fee waivers), 2.54% (2.69% without fee waivers), 2.65% (2.80% without fee waivers), 2.68% (2.87% without fee waivers), and 2.39% (2.95% without fee waivers), respectively.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

GENERAL INFORMATION
--------------------------------------------------------------------------------
Shareholders may direct general inquiries to the Trust at the address or number listed below. Inquiries regarding shareholder account information should be directed to Shareholder Services at the address or number listed below.

TRUST
    American Pension Investors Trust
    P.O. Box 2529
    2303 Yorktown Avenue
    Lynchburg, Virginia 24501
    (800) 544-6060

SHAREHOLDER SERVICES
    API Trust
    P.O. Box 8595
    Boston, Massachusetts 02266-8595
    (888) 933-8274

    For Overnight Deliveries:
    API Trust
    66 Brooks Drive
    Braintree, Massachusetts 02184

You can obtain more information about the funds in

o the STATEMENT OF ADDITIONAL INFORMATION (SAI) dated October 1, 1999, which contains detailed information about the funds, particularly their investment policies and practices. You may not be aware of important information about the funds unless you read both this Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference (that is, the SAI is legally part of this Prospectus).

o the ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS, which detail the funds' actual investments and include financial statements as of the close of the particular annual or semi-annual period. Each annual report also contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of a fund's most recent Annual and Semi-annual Reports, without charge, or for other inquiries, please contact us:

        BY MAIL:  American Pension Investors Trust
                  P.O. Box 2529
                  2303 Yorktown Avenue
                  Lynchburg, Virginia 24501

        BY TELEPHONE: (800) 544-6060

Information about the funds (including the current SAI and most recent Annual and Semi-annual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

                                             SEC 1940 Act file number: 811-04262